Exhibit 10.5
售货合同
合同编号：Taiyu2007-11-06
Contract No.:taiyu2007--11-06
签订日期： 2007-11-06
Date: 20007-11-06

SALES CONTRACT

买方：沈阳太宇机电设备有限公司

The  Buyers：Shenyang Taiyu Machinery & Electronic Equipment Co., Ltd

卖方：Sondex A/S

The Sellers：Sondex A/S

双方同意按下列条款由买方售出下列商品：

The Buyers agree to buy and the Sellers agree to sell the following goods on terms and conditions as set forth below：

（1）商品名称、规格及包装 （1）Name of Commodity ,Specifications and Packing	（2）数量 （2）Quantity	（3）单价 （3）Unit Price	（4）总值 (4)Total Value
Sondex板式换热器零件 Sondex PHE component 详见附件一 See Attachment 1 for Detail

总货值：USD

（5）装运 期限：2007年11月19日 海运
（5）Time of Shipment：shipments before 2001-11-19 by sea

（6）装运口岸： 德国汉堡
（6）Port of loading：Hamburg (Germany)

（7）目的口岸： 大连
（7）Port of Destination： DALIAN

（8）保险；由卖方负责，按本合同总值110%投保。
（8）Insurance：To be covered by the Sellers for 110% of the invoice value.

（9）付款：凭不可撤销的即期信用证，信用证以卖方为受益人并允许分批装运和转船。该信用证必须在2007年11月15日前开到卖方，信 9992;证的有效期应为上述装船期后第90天。
（9）Terms of Payment：By irrevocable credit in favour of  the Sellers payable at sight allowing partial shipment and transshipment. The covering Letter of Credit must reach the Sellers before 2007-11-15and is to remain valid until the 90th day after the aforesaid time of shipment.

（10）商品检验：以中国进出口商品检验局所签发的品质/数量/重量/包装/卫生检验合格证书作为卖方的交货依据。

（10）Inspection：The Inspection Certificate of Quality / Quantity / Weight / Packing / Sanitation issued by China Import & Export Commodity Inspection Bureau shall be regarded as evidence of the Sellers’ delivery.

（11）装运唛头：Taiyu

（11）Shipping Marks：Taiyu

其他条款：

OTHER TERMS：

1. 异议：品质异议须于货到目的口岸之日起60天内提出，数量异议须于货到目的口岸之日起30天内提出，但均须提供经卖方同意的公证行的检验证明。如责任属于卖方者，卖方于收到异议20天内答复买方并提出处理意见。

1. Discrepancy：In case of quality discrepancy, claim should be lodged by the Buyers within 60 days after the arrival of the goods at the port of destination, while for quantity discrepancy, claim should be lodged by the Buyers within 30 days after the arrival of the goods at the port of destination. In all cases, claims must be accompanied by Survey Reports of Recognized Public Surveyors agreed to by the Sellers. Should the responsibility of the subject under claim be found to rest on the part of the Sellers, the Sellers shall, within 20 days after receipt of the claim, send their reply to the Buyers together with suggestion for settlement.

2. 信用证内应明确规定卖方有权可多装或少装所注明的百分数，并按实际装运数量议付。（信用证之金额按本售货合约金额增加相应的百分数。）

2. The covering Letter of Credit shall stipulate the Sellers’s option of shipping the indicated percentage more or less than the quantity hereby contracted and be negotiated for the amount covering the value of quantity actually shipped. (The Buyers are requested to establish the L/C in amount with the indicated percentage over the total value of the order as per this Sales Contract.)

3. 信用证内容须严格符合本售货合约的规定，否则修改信用证的费用由买方负担，卖方并不负因修改信用证而延误装运的责任，并保留因此而发生的一切损失的索赔权。

3. The contents of the covering Letter of Credit shall be in strict conformity with the stipulations of the Sales Contract. In case of any variation there of necessitating amendment of the L/C, the Buyers shall bear the expenses for effecting the amendment. The Sellers shall not be held responsible for possible delay of shipment resulting from awaiting the amendment of the L/C and reserve the right to claim from the Buyers for the losses resulting therefrom.

4. 因人力不可抗拒事故使卖方不能在本售货合约规定期限内交货或不能交货，卖方不负责任，但是卖方必须立即以电报通知买方。如果买方提出要求，卖方应以挂号函向买方提供由中国国际贸易促进委员会或有关机构出具的证明，证明事故的存在。买方不能领到进口许可证，不能被认为系&# 23646;人力不可抗拒范围。

4. The Sellers shall not be held responsible if they fail, owing to Force Majeure cause or causes, to make delivery within the time stipulated in this Sales Contract or cannot deliver the goods. However, the Sellers shall inform immediately the Buyers by cable. The Sellers shall deliver to the Buyers by registered letter, if it is requested by the Buyers, a certificate issued by the China Council for the Promotion of International Trade or by any competent authorities, attesting the existence of the said cause or causes. The Buyers’ failure to obtain the relative Import Licence is not to be treated as Force Majeure.

5. 仲裁：凡因执行本合约或有关本合约所发生的一切争执，双方应以友好方式协商解决；如果协商不能解决，应提交瑞典斯德哥尔摩商业仲裁院，根据该组织的仲裁规则进行仲裁。仲裁裁决是终局的，对双方都有约束力。

5. Arbitration：All disputes arising in connection with this Sales Contract or the execution thereof shall be settled by way of amicable negotiation. In case no settlement can be reached, the case at issue shall then be submitted for arbitration to The Arbitration Institute of the Stockholm Chamber of Commerce in accordance with the provisions of the said Party. The award by the said Party shall be deemed as final and binding upon both parties.

6. 附加条款（本合同其他条款如与本附加条款有抵触时，以本附加条款为准。）：本合同为中英文，如中英文有不符之处，以英文为准。

6. Supplementary Condition(s)(Should the articles stipulated in this Contract be in conflict with the following supplementary condition(s)，the supplementary condition(s)should be taken as valid and binding.)：the Contract is written in both Chinese and English. English will govern if disputes exist between the languages.

卖方（Sellers）：	买方（Buyers）：

Attachment 1
Type	pro.No	Describe items	Qty	USD	TOTAL
S145		PLATE HEAT EXCHANGERS145-IS10	2
		FREIGHT	2
		S145 0.5mm316 TK 1234 plate	6
		S145 nbr	6
		M36 spanner	2
		TOTAL

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